Property, Plant and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

NOTE 7—PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following:

	Estimated Useful Lives (Years)	December 31,
		2014	2013
Land	Not applicable	$47,196	$50,982
Land and waterway improvements	1-20	13,139	13,603
Buildings	2-40	55,693	58,447
Machinery and equipment(1)	1-20	640,861	627,068
Utility and supply lines	1-10	7,679	7,100
Leasehold interests	1-45	45,759	50,009
Other property	1-8	24,560	27,260
Construction in process	Not applicable	46,193	55,753

Property, plant and equipment		881,080	890,222
Less: accumulated depreciation		(324,383)	(283,795)

Property, plant and equipment, net		$556,697	$606,427

(1)	Approximately 94% of our machinery and equipment had a useful life of three to ten years as of December 31, 2014 and 2013.

	Year Ended December 31,
	2014	2013	2012
Depreciation expense	$75,286	$75,401	$68,312
Capitalized interest	$4,192	$3,142	$6,178

During the year ended December 31, 2013, the Company determined that the long-lived assets at our polycarbonate manufacturing facility in Stade, Germany should be assessed for impairment driven primarily by continued losses experienced in the Company’s polycarbonate business. This assessment indicated that the carrying amount of the long-lived assets at this facility were not recoverable when compared to the expected undiscounted cash flows of the polycarbonate business. Based upon the assessment of fair value of this asset group, the Company concluded these assets were fully impaired as of December 31, 2013. The fair value of the asset group was determined under the income approach utilizing a discounted cash flow (“DCF”) model. The key assumptions used in the DCF model included growth rates and cash flow projections, discount rate, tax rate and an estimated terminal value.

As a result, the Company recorded an impairment loss on these assets of approximately $9.2 million for the year ended December 31, 2013. The amount was recorded within “Selling, general and administrative expenses” in the consolidated statements of operations and allocated entirely to the Basic Plastics & Feedstocks segment.